SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2014

HARRIS TEETER SUPERMARKETS, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina

(State or Other Jurisdiction

of Incorporation)

1-6905	56-0905940

(Commission File Number)	(I.R.S. Employer Identification No.)

701 Crestdale Road Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 844-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on January 30, 2012, Harris Teeter Supermarkets, Inc. (“Harris Teeter”) entered into a $350 million Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and the lenders parties thereto, regarding a five-year senior revolving credit facility in the aggregate amount of up to $350 million with a $35 million sublimit for swingline loans and a $100 million sublimit for the issuance of letters of credit.

On January 28, 2014, in connection with the Merger (as defined in Item 2.01 of this Current Report on Form 8-K), Harris Teeter paid all fees and other amounts outstanding under the Credit Agreement and terminated the Credit Agreement. Other than in respect of the Credit Agreement, neither Harris Teeter or any of its affiliates has any material relationship with any of the other parties to the Credit Agreement, except that (i) Wells Fargo has performed, and may in the future perform, for Harris Teeter and its affiliates, various commercial banking, investment banking, underwriting, trust and other financial advisory services, for which it has received, and will receive, customary fees and expenses and (ii) J.P. Morgan Securities LLC, an affiliate of JPMorgan Chase Bank, N.A., a lender under the Credit Agreement, has acted as Harris Teeter’s financial advisor in connection with the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 28, 2014 (the “Closing Date”), pursuant to the Agreement and Plan of Merger dated as of July 8, 2013 (the “Merger Agreement”) among Harris Teeter, The Kroger Co. (“Kroger”), and Hornet Acquisition Inc., a wholly-owned subsidiary of Kroger (“Merger Subsidiary”), Merger Subsidiary merged with and into Harris Teeter (the “Merger”), with Harris Teeter surviving the Merger as a wholly owned subsidiary of Kroger.

At the effective time of the Merger (the “Effective Time”), (i) each outstanding share of Harris Teeter common stock was converted into the right to receive $49.38 in cash, without interest and less any applicable withholding taxes, (ii) each outstanding option to purchase shares of Harris Teeter common stock, whether vested or unvested, was converted into the right to receive a payment in cash, without interest and less any applicable withholding taxes, equal to the product of the excess, if any, of the merger consideration of $49.38 over the exercise price of the option, multiplied by the number of shares subject to such option, and (iii) each performance share and outstanding share of Harris Teeter common stock subject to time-based, performance, or other vesting or lapse restrictions, whether vested or unvested, was converted into the right to receive 100% of the shares of Harris Teeter common stock underlying such award and the merger consideration of $49.38 for each such share.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2013 as Exhibit 2.1 to Harris Teeter’s Current Report on Form 8-K, and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 28, 2014, in connection with the anticipated closing of the Merger, Harris Teeter notified the New York Stock Exchange (the “NYSE”) that each share of Harris Teeter common stock would be cancelled and converted into the right to receive $49.38 per share, and requested that trading of Harris Teeter common stock on the NYSE be suspended after the close of trading on the Closing Date. In addition, Harris Teeter requested that the NYSE file with the SEC a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) to delist Harris Teeter common stock from the NYSE and to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Harris Teeter intends to file a Form 15 (Certification and Notice of Termination) to suspend Harris Teeter’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the Merger and at the Effective Time, holders of Harris Teeter’s common stock immediately prior to such time ceased having any rights as shareholders of Harris Teeter (other than their right to receive the merger consideration of $49.38 per share under the Merger Agreement).

The information set forth in Items 2.01, 3.01, and 5.03 is incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

As a result of the Merger and at the Effective Time, a change in control of Harris Teeter occurred and Harris Teeter became a wholly owned subsidiary of Kroger.

The information set forth in Items 2.01, 3.01, and 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2014, Harris Teeter entered into an amendment (the “SERP Amendment”) to the Harris Teeter Supermarkets, Inc. Supplemental Executive Retirement Plan, dated as of January 1, 2005 (the “SERP”). The SERP Amendment provides that, for purposes of the SERP, the earnings of the Company’s Chief Executive Officer and Chief Financial Officer for the year ended on December 31, 2013 are calculated so that if the previously announced merger incentive bonuses are paid during the year ending December 31, 2014, such amounts will be added to and deemed to be earned by each such officer during the year ended on December 31, 2013.

The foregoing summary of the material changes to the SERP is qualified in its entirety by reference to the SERP Amendment, which is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

In connection with the Merger, at the Effective Time, each of Thomas W. Dickson, Harris Teeter’s Chairman of the Board and Chief Executive Officer, and John B. Woodlief, Harris Teeter’s Executive Vice President and Chief Financial Officer, ceased to be an officer of Harris Teeter. Immediately after the Effective Time of the Merger, each director of Harris Teeter immediately prior to the Effective Time ceased his or her service as a director of Harris Teeter and the directors of Merger Subsidiary immediately prior to the Effective Time became the directors of Harris Teeter.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Harris Teeter’s articles of incorporation (the “Articles”) were amended and the bylaws were amended and restated in their entirety. The amendments to the Articles provide (i) that the aggregate number of shares Harris Teeter is authorized to issue is 100 shares of common stock, (ii) for a change in the registered address of Harris Teeter and its registered agent, and (iii) that the affirmative vote of two-thirds of the total number of voting shares outstanding shall no longer be required to amend, alter, change, or repeal Article 7 of the Articles, which article relates to the removal of directors.

Copies of the text of the amendments to the Articles and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On January 29, 2014, Harris Teeter and Kroger issued a joint press release announcing the closing of the Merger. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits

The following exhibits are furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
2.1	Agreement and Plan of Merger, dated as of July 8, 2013, by and among The Kroger Co., Hornet Acquisition, Inc. and Harris Teeter Supermarkets, Inc., incorporated herein by reference to Exhibit 2.1 to Harris Teeter’s Current Report on Form 8-K filed with the SEC on July 9, 2013
3.1	Text of Amendments to Articles of Incorporation of Harris Teeter Supermarkets, Inc.
3.2	Restated Bylaws of Harris Teeter Supermarkets, Inc.
10.1	Third Amendment to the Harris Teeter Supermarkets, Inc. Supplemental Executive Retirement Plan
99.1	Harris Teeter Supermarkets, Inc. and The Kroger Co. joint press release dated January 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS TEETER SUPERMARKETS, INC.

By:       /s/ J. Michael Schlotman

J. Michael Schlotman

Vice President

Dated: January 29, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
2.1	Agreement and Plan of Merger, dated as of July 8, 2013, by and among The Kroger Co., Hornet Acquisition, Inc. and Harris Teeter Supermarkets, Inc., incorporated herein by reference to Exhibit 2.1 to Harris Teeter’s Current Report on Form 8-K filed with the SEC on July 9, 2013
3.1	Text of Amendments to Articles of Incorporation of Harris Teeter Supermarkets, Inc.
3.2	Restated Bylaws of Harris Teeter Supermarkets, Inc.
10.1	Third Amendment to the Harris Teeter Supermarkets, Inc. Supplemental Executive Retirement Plan
99.1	Harris Teeter Supermarkets, Inc. and The Kroger Co. joint press release dated January 29, 2014